ABERDEEN FUNDS

Aberdeen Ultra Short Municipal Income Fund

(the “Fund”)

Supplement dated April 25, 2018 to the Fund’s Prospectus dated March 7, 2018, as supplemented to date

The Fund’s contingent deferred sales charge has been eliminated. All references to the Fund’s contingent deferred sales charges in the Fund’s prospectus are deleted in their entirety.

Additionally, the Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price) of the Fund’s shares has been reduced.  Accordingly, the following replaces the “Fees and Expenses of the Fund” and “Example” sections beginning on page 37 of the Fund’s Prospectus:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Ultra Short Municipal Income Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A Sales Charges,” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 75 and 105 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges” and “Reduction of Sales Charges” sections on pages 94 and 95 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	0.50	%(1)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None		None
Small Account Fee(2)	$20		$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%		0.50%
Distribution and/or Service (12b-1) Fees	0.25%		None
Other Expenses(3)	0.20%		0.20%
Total Annual Fund Operating Expenses	0.95%		0.70%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	0.25%		0.25%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.70%		0.45%

(1)         The 0.50% sales charge is waived on shares purchased through certain financial intermediaries that have entered into contractual agreements with the Fund’s Distributor, and for purchases of $250,000 or greater.

(2)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.

(3)         It is anticipated that the Fund will acquire all of the assets and liabilities of the Alpine Ultra Short Municipal Income Fund (the “Predecessor Fund”), a series of Alpine Income Trust, in connection with a reorganization that is expected to close in early- to mid-2018.  The Predecessor Fund operated as a series of Alpine Income

Trust prior to the closing of the reorganization.  Accordingly, “Other Expenses” have been restated to reflect estimated expenses expected to be incurred by the Fund for the current fiscal year.

(4)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.70% for Class A shares and 0.45% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before the end of the two year period following the closing date of the reorganization of  the Predecessor Fund into the Fund. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Ultra Short Municipal Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$121	$300	$523	$1,164
Institutional Class shares	$46	$172	$339	$822

The “Class A Shares” chart under “Share Classes” beginning on page 73 of the Prospectus is replaced with the below:

Class A Shares

Front-end sales charge up to 5.75% (equity funds), 4.25% (High Yield Managed Duration Municipal Fund) or 0.50% (Ultra Short Municipal Income Fund) for Class A Shares	The offering price of the shares includes a front-end sales charge which means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC) up to 1.00% (1)	Reduction and waivers of sales charges may be available.

Annual service and/or 12b-1 fee of 0.25% Administrative services fee of up to 0.25%	Total annual operating expenses are lower than Class C expenses which means higher dividends and/or NAV per share. No conversion feature. No maximum investment amount.

(1)                     Unless you are otherwise eligible to purchase Class A shares without a sales charge, for all Funds except the Ultra Short Municipal Income Fund, a CDSC of up to 1.00% (up to 0.75% for the High Yield Managed Duration Municipal Fund) will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

The chart labeled “Front-End Sales Charges for Class A Shares of High Yield Managed Duration Municipal Fund and Ultra Short Municipal Income Fund” under “Share Classes” in the “Investing with Aberdeen Funds” section beginning on page 73 of the Prospectus is replaced with the following:

Front-End Sales Charges for Class A Shares of Ultra Short Municipal Income Fund

	Sales Charge as a Percentage of
		Net Amount Invested
Amount of Purchase	Offering Price*	(Approximately)

Less than $250,000	0.50%	0.50%
$250,000 or more	None	None

*                 The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

Front-End Sales Charges for Class A Shares of High Yield Managed Duration Municipal Fund

	Sales Charge as a Percentage of		Dealer Commission
		Net Amount Invested	as Percentage of
Amount of Purchase	Offering Price*	(Approximately)	Offering Price

Less than $100,000	4.25%	4.44%	3.75%
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None	**

*                 The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

**          Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

The fourth bullet point paragraph under “Reduction of Class A Sales Charges” under “Share Classes” in the “Investing with Aberdeen Funds” section on page 75 is replaced with the following:

•                       Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (at least $250,000 in Class A shares of the Ultra Short Municipal Income Fund and at least $100,000 in Class A Shares of the High

Yield Managed Duration Municipal Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your holdings of Class A and Class C shares in the Aberdeen Funds and Aberdeen Investment Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

The first two paragraphs under “Purchasing Class A Shares Without a Sales Charge” under “Share Classes” in the “Investing with Aberdeen Funds” section on page 76 of the Prospectus is replaced with the following:

Purchases of $1 million or more of Class A shares (or $250,000 or more of Class A shares of the Ultra Short Municipal Income Fund) have no front-end sales charge. You can purchase $1 million or more (or $250,000 or more) in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see “Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares”).

Other than with respect to Ultra Short Municipal Income Fund, a CDSC of up to 1.00% (up to 0.75% for High Yield Managed Duration Municipal Fund) applies to purchases of $1 million or more of Class A Shares if a “finder’s fee” is paid by the Funds’ distributor or Adviser to your financial advisor or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.

The chart labeled “Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares of High Yield Managed Duration Municipal Fund and Ultra Short Municipal Income Fund” under “Share Classes” in the “Investing with Aberdeen Funds” section beginning on page 73 of the Prospectus is replaced with the following:

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares of the High Yield Managed Duration Municipal Fund

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	0.75%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

Please retain this Supplement for future reference.

ABERDEEN FUNDS

Aberdeen Ultra Short Municipal Income Fund

(the “Fund”)

Supplement dated April 13, 2018 to the Fund’s Statement of Additional Information dated March 7, 2018, as supplemented to date (the “SAI”)

The Fund’s contingent deferred sales charge has been eliminated. All references to the Fund’s finder’s fee and contingent deferred sales charges in the Fund’s SAI are deleted in their entirety.

Additionally, the Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price) of the Fund’s shares has been reduced.  Accordingly, the following replaces the fifth paragraph under “Distributor” in the “INVESTMENT ADVISORY AND OTHER SERVICES” section on page 84 of the SAI:

The distributor reallows to Financial Industry Regulatory Authority registered dealers: 5.00% of sales charges on Class A shares of the Funds that have a maximum front-end sales charge of 5.75%, 3.75% of sales charges on Class A shares of the Aberdeen High Yield Managed Duration Municipal Fund and 0.50% of sales charges on Class A shares of the Aberdeen Ultra Short Municipal Income Fund.

The section “Class A Shares of the Aberdeen High Yield Managed Duration Municipal Fund and Aberdeen Ultra Short Municipal Income Fund” under “Class A Sales Charges” in the “ADDITIONAL INFORMATION ON PURCHASES AND SALES” beginning on page 94 of the SAI is replaced with the following:

Class A Shares of the Ultra Short Municipal Income Fund

	Sales Charge as a Percentage of
		Net Amount Invested
Amount of Purchase	Offering Price	(Approximately)

Less than $250,000	0.50%	0.50%
$250,000 or more	None	None

Class A Shares of the High Yield Managed Duration Municipal Fund

	Sales Charge as a Percentage of		Dealer Commission
		Net Amount Invested	as Percentage of
Amount of Purchase	Offering Price	(Approximately)	Offering Price

Less than $100,000	4.25%	4.44%	3.75%
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None

Using the NAV per share as of October 31, 2017 of the Alpine Predecessor Funds, the maximum offering price of each Fund’s Class A shares would be as follows:

Fund Name	Net Asset Value	Maximum Sales Charge	Offering Price to Public
Aberdeen International Real Estate Equity Fund	$22.82	5.75%	$24.21
Aberdeen Realty Income & Growth Fund	$22.93	5.75%	$24.33
Aberdeen Global Infrastructure Fund	$20.65	5.75%	$21.91
Aberdeen Dynamic Dividend Fund	$4.04	5.75%	$4.29
Aberdeen Income Builder Fund	$17.16	5.75%	$18.21
Aberdeen High Yield Managed Duration Municipal Fund	$10.24	4.25%	$10.69
Aberdeen Ultra Short Municipal Income Fund	$10.09	0.50%	$10.14

The fourth bullet under “Reduction of Class A Sales Charges” in the “ADDITIONAL INFORMATION ON PURCHASES AND SALES” section beginning on page 96 of the SAI is replaced with the following:

•                       Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (at least $250,000 in Class A shares of the Ultra Short Municipal Income Fund and at least $100,000 in Class A Shares of the High Yield Managed Duration Municipal Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your holdings of Class A and Class C shares in the Aberdeen Funds and Aberdeen Investment Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

The first two sentences of the first paragraph under “Class A Finder’s Fee and Corresponding CDSC” in the “ADDITIONAL INFORMATION ON PURCHASES AND SALES” section on page 97 of the SAI is replaced with the following:

There are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more (or $250,000 or more of Class A shares of the Ultra Short Municipal Income Fund).  An investor may purchase $1 million or more (or $250,000 or more) of Class A shares in one or more of the Aberdeen Funds and avoid the front-end sales charge.

Please retain this Supplement for future reference.